2006 Citigroup Financial Services Conference

“Business Momentum & Remaining Challenges”

George	A. Schaefer, Jr. President & CEO Executive Vice President
Kevin	T. Kabat

February 1, 2006

I Affiliates & Markets

Affiliate Operating Model

II.	Markets
2

Affiliate Bank Operating Model

19 Affiliates in 7 States

FITB	Affiliates State Deposits % of 5/3 Assets Bkg Ctrs President Years @ 5/3 Years in Banking
Cincinnati	OH $ 12.3 18% $ 17.4 106 R. Sullivan 5 30
Chicago	IL 8.9 13% 10.0 140 T. Zink 1 17
Western	Michigan MI 7.3 11% 9.6 135 M. VanDyke 4 20
Detroit	MI 4.4 7% 7.1 83 G. Kosch 22 22
Columbus	OH 3.7 5% 5.1 65 R. Eversole 21 21
Cleveland	OH 3.6 5% 5.6 86 T. Clossin 4 22
South	Florida FL 3.6 5% 6.8 45 T. Quinn 1 13
Dayton	OH 3.3 5% 3.8 62 R. Webb 5 19
Toledo	OH 3.2 5% 4.6 50 R. LaClair 14 23
Indianapolis	IN 3.3 5% 5.4 81 M. Spagnoletti 5 31
Southern	Indiana IN 2.4 4% 3.4 52 J. Daniel 6 36
Louisville	KY 1.8 3% 2.2 46 P. McHugh 19 19
Northern	Michigan MI 1.4 2% 2.1 25 J. Pelizzari 4 27
Northern	Kentucky KY 1.3 2% 1.7 34 T. Rawe 19 31
Nashville	TN 1.1 2% 2.1 20 D. Hogan 1 20
Lexington	KY 1.1 2% 1.8 21 S. Barnes 13 34
Ohio	Valley OH 0.9 1% 1.6 27 D. Call 3 18
Tampa	FL 0.9 1% 1.4 26 B. Keenan 1 19
Orlando	FL 0.7 1% 1.3 15 G. Howlett 8 30

$ in billions

3

Metropolitan Market Focus

10 of the 14 Largest Markets Have Significant Deposit Opportunity

Fifth	Third MSA Markets
MSA	Population Rank Deposits Share %
Chicago,	IL 9.5 5 $ 8,052 3.4
Detroit,	MI 4.6 7 3,403 4.4
Tampa,	FL 2.6 11 746 1.8
Cleveland-Elyria,	OH 2.2 5 2,707 4.2
Cincinnati,	OH-KY-IN 2.1 1 13,057 35.2
Orlando,	FL 2.0 9 529 1.8
Columbus,	OH 1.8 3 3,441 12.2
Indianapolis,	IN 1.7 4 2,032 8.2
Nashville,	TN 1.4 7 908 3.6
Louisville,	KY-IN 1.2 4 1,461 7.6
Naples/Sarasota,	FL 1.0 4 2,212 8.6
Grand	Rapids, MI 0.8 1 3,597 31.2
Dayton,	OH 0.9 1 2,574 26.1
Toledo,	OH 0.7 1 1,991 23.1

Source: SNL Branch Migration Database and U.S. Census Bureau including completed acquisitions

4

Deposits,	Loans & Fees
I.	Deposit Performance
II.	Loan Performance
III.	Noninterest Income Performance
IV.	Business Mix
V.	The Challenge
5

Transaction Deposit Performance

Five-year average annualized transaction deposit growth of 16%

Three-year average annualized transaction deposit growth of 10%

2005 average transaction deposit growth of 11%

Average Transaction Deposits

45,000

40,000

35,000

Millions	30,000

25,000

$

20,000

15,000

10,000

22,526

26,363

35,819

40,370

43,175

47,929

2000 2001 2002 2003 2004 2005

Core Deposit Performance

5-year	CAGR 3-year CAGR 2005 Growth
Demand	17% 16% 13%
SAV	& MM 18% 13% 33%
NOW	15% 5% -3%
CD’s	-9% -1% 37%
Core	Deposits 9% 8% 14%

60,000

50,000

40,000 Millions 30,000

$ 20,000

10,000

0

2000	2001 2002 2003 2004 2005

CD’s NOW Demand SAV & MM

Recent core deposit trends consistent with Fifth Third’s historical performance

7

Loan Growth Performance

Five-year average annualized loan growth of 10%

Three-year average annualized loan growth of 14%

2005 average loan growth of 19%

Average Loans & Leases

70,000

60,000

Millions

50,000

$

40,000

30,000

2000 2001 2002 2003 2004 2005

42,690

44,888

45,539

52,414

57,042

67,737

8

Loan Mix Improvement

Strong loan performance is highlighted by continued mix improvement

2000	2001 2002 2003 2004 2005
Home	Equity / Total Consumer 31% 38% 35% 34% 36% 37%
C&I	/ Total Commercial 48% 48% 52% 51% 51% 50%

Other Consumer Home Equity Other Commercial C&I

75,000 60,000 Millions 45,000

30,000 $

15,000

0

2000	2001 2002 2003 2004 2005

9

Noninterest Income Performance

Core Noninterest Income

2,500 2,250

Millions 2,000 1,750 1,500 $

1,250 1,000

1,470

1,717

2,036

2,256

2,189

2,406

2000 2001 2002 2003 2004 2005

Five	Year CAGR 10%
Three	Year CAGR 6%
2005	Growth 10%

2,500 2,250

Millions 2,000 1,750 1,500 $

1,250 1,000

Core Noninterest Income

Excluding All Mortgage Related Revenues

2000 2001 2002 2003 2004 2005

1,214

1,511

1,815

1,951

2,011

2,232

Five	Year CAGR 13%
Three	Year CAGR 7%
2005	Growth 11%

Noninterest Revenues

(Excluding securities gains & operating lease revenue)

($ in millions) 2005 2004 2003 2002 2001 2000 Electronic payment processing revenue $ 735 622 575 512 347 252 Service charges on deposits 522 515 485 431 367 298 Mortgage banking net revenue 174 178 302 188 63 256 Investment advisory revenue 355 360 332 325 298 275 Other noninterest income 620 671 581 580 542 389 Securities gains, non-qualifying hedges on MSR—- 3 33 143 -Total noninterest income 2,406 2,346 2,278 2,069 1,760 1,470 Less certain gains on sales—(157) (22) (33) (43) -Adjusted Core $ 2,406 2,189 2,256 2,036 1,717 1,470

FTPS – A Growth Driver

Compound Annual Growth Rate 5-year = 24%

800 700 600

Millions	500

400

$

300 200 100

252

347

512

575

622*

735

2000 2001 2002 2003 2004 2005

Fin.	Inst. & Card Merchant
*	In 2004 certain merchant processing contracts were sold (annual revenue loss of approx $93 million)

Revenue Diversity

2005 Noninterest Revenues

Processing Solutions 29%

Investment Advisors 14%

Other 20%

Mortgage 7%

Commercial Banking 9%

Deposit Revenues 21%

2005 Total Revenues by Segment

Investment Advisors 9%

Processing Solutions 10%

Retail 50%

Commercial 31%

The Challenge…

Earnings contribution in prior years from larger securities portfolio and wider spreads can not be repeated.

Comparisons are more favorable beginning in second half of 2006

Average Securities and Spreads

Avg.	Securities ($ Billions)
20	22 24 26 28 30 32
2002	2003 2004 2005 2006*
0	50 100 150 200 250 300 350 Yield Spread Securities to Funding (bps)
Avg.	Securities Spread
*	projected

The Deposit Opportunity

Fifth Third has only a 5% market share in the core seven-state footprint

Fifth Third has a 7% market share on a combined basis in MSA’s greater than 1 million in population

FITB State Market Share

Michigan Ohio Kentucky Indiana Illinois Florida Tennessee 7 State Total

9%

8%

7%

6%

3%

1%

1%

5%

0%	5% 10% 15% 20%

Affiliate Results

I Loan Performance

II Deposit Performance

III. Noninterest Income Performance

Continued Strong Affiliate Loan Results

Nine of 17 Affiliates grew average loans by more than 10% in 2005

Loan Growth Scorecard

Florida

23%

Chicago

20%

Nashville

20%

Cleveland

17%

Detroit

15%

North Mich

13%

OH Valley

13%

S. Indiana

12%

Cincinnati

10%

25% 20% 15% 10% 5% 0%

Florida*

Chicago

Nashville

Cleveland

Detroit

North Mich

OH	Valley

S. Indiana

Cincinnati

North Ky

Lexington

Toledo

Columbus

W. Mich Louisville

Indianapolis

Dayton

2005 Average Loan Growth

*	Florida includes the Orlando, Tampa and South Florida affiliates

Affiliate Deposit Performance

11 of 17 affiliates grew average deposits by more than 8% in 2005

Deposit Growth Scorecard

Lexington

30%

Detroit

21%

Nashville

18%

OH Valley

16%

Indianapolis

10%

Columbus

9%

Toledo

9%

Chicago

8%

North Mich

8%

Cleveland

8%

Louisville

8%

30%

25%

20%

15%

10%

5%

0%

Lexington

Detroit

Nashville

OH Valley

Indianapolis

Columbus

Toledo

Chicago

North Mich Cleveland

Louisville

W. Mich S.

Indiana Florida*

Cincinnati

North Ky Dayton

2005 Average Deposit Growth

*	Florida includes the Orlando, Tampa and South Florida affiliates

Affiliate Noninterest Income Performance

Nine of 17 affiliates grew noninterest income by more than 9% in 2005

Noninterest Income

Growth Scorecard

Nashville

48%

Florida

33%

Indianapolis

13%

Lexington

12%

Louisville

11%

Detroit

10%

Toledo

10%

Chicago

9%

Columbus

9%

50%

40%

30%

20%

10%

0%

Nashville

Florida*

Indianapolis

Lexington

Louisville

Detroit Toledo

Chicago

Columbus

S. Indiana

North Ky Cleveland

Cincinnati

OH Valley

North Mich

W. Mich Dayton

2005 Noninterest Income Growth

*	Florida includes the Orlando, Tampa and South Florida affiliates

2006 Initiatives

I.	Core Funding
II.	Deposit Growth

III. Customer Service

IV.	Continued Loan Performance
V.	Improve Balance Sheet Mix

Funding Balance Sheet Growth

Focused on growing core deposits to reduce reliance on wholesale funding and fund future loan growth

8	of 17 affiliates grew loans faster than deposits in 2005

30%

25%

20%

15%

10%

5%

0%

Lexington

Detroit

Nashville

OH Valley

Indianapolis

Columbus

Toledo

Chicago

North Mich

Cleveland

Louisville

W. Mich

S. Indiana

Florida*

Cincinnati

North Ky

Dayton

2005 Average Loan & Deposit Growth

Deposits

Loans

*	Florida includes the Orlando, Tampa and South Florida affiliates

Driving Core Deposit Growth

Deposit balance and account production growth

Bundled product sales and pricing – loyalty rewards

Enhanced product offerings

Competitive everyday rates

Quarterly deposit campaigns

Improved distribution through de-novo expansion

2006 Planned De-novo Banking Centers by Market (75 Total)

18

11

7
6
5
5
5
4
3
3
2
1
1
1
1
1
1

N. Mich

Columbus

OH Valley

Toledo

W. Mich

Dayton

Cincinnati

Indianapolis

Pittsburgh

Cleveland

Detroit

St. Louis

Tampa

S Florida

Nashville

Orlando

Chicago

Meeting De-novo Performance Expectations

De-novo Loan & Deposit Targets

40

30

Millions 20

$

10

0

Year 1

Year 2

Year 3

Year 4

Year 5

Year 6

Total Loans Total Deposits

De-novo Site Selection

Daytime employment

Business market density

Residential household demographics

Competitive demographics

Performance Expectations

Year 1: $11 million in deposits, $5 million in loans & modest net loss

Year 6 (mature): $35 million in deposits, $18 million in loans & more than $1 million in annual net income

IRR Target of 18%

1,200

1,000

800

$(000’s)	600

400

200

0

-200

Year 1

Year 2

Year 3

Year 4

Year 5

Year 6

De-novo Net Income Targets

Increased Retention and Service Focus

Right price & right product

Automation at customer touch points

Improving call center service levels

Standardized and automated account opening procedures with preset follow-up points

Listen to the customer

Customer surveys – “Voice of the Customer”

14% improvement in “highly satisfied” customer responses in 2005

Maintain Loan Growth Momentum

5-year CAGR

Loans	& Leases 10% Earning Assets 9%

95,000

85,000

75,000

Millions

65,000

55,000

$

45,000

35,000

25,000

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

Avg Loans & Leases

Avg Earning Assets

Improving Balance Sheet Risk Profile

Continued cash flow reductions in the securities portfolio through through the first half of the year

Depending on other balance sheet trends, targeting securities at 15-20% of total assets

Avg. Securities as % of Avg.

Earning Assets

100

90
80
70
Billions	60
50
40
$
30
20
10

0

2000	2001 2002 2003 2004 2005 2006*

22%

27%
35%
36%
34%
31%
31%
Avg	Loans Avg Securities

Average Securities

35

30

25 Billions 20 15 $

10 5 0

2000 2001 2002 2003 2004 2005 2006*

*	projected

In 2006…

Fifth Third is targeting:

10-12% loan growth

10-12% core deposit growth

Double-digit core noninterest income growth

Low to mid single digit expense growth

Continued balance sheet mix improvement

Improving margin trends in the second half of 2006

Sequential quarter EPS growth throughout the year

Questions

This presentation may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined with acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This presentation may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third and/or combined entities do business, are less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third and/or acquired entities or the businesses in which Fifth Third and/or combined entities are engaged; (8) difficulties in combining the operations of acquired entities and (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release. Further information on other factors which could affect the financial results of Fifth Third are included in Fifth Third’s and/or the acquired entity’s filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission’s website at http://www.sec.gov and/or from Fifth Third.

The financial information for affiliate operating segments in this presentation is reported on the basis used internally by the Bancorp’s management to evaluate performance and allocate resources. Allocations have been consistently applied for all periods presented. The performance measurement of the operating segments is based on the management structure of the Bancorp and is not necessarily comparable with similar information for any other financial institution. The information presented is also not necessarily indicative of the segments’ financial condition and results of operations if they were independent entities.

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